Exhibit 99.2

LA-Z-BOY INCORPORATED
 CONSOLIDATED STATEMENT OF INCOME

	Unaudited For the Fiscal Quarter Ended		Unaudited For the Fiscal Year Ended
(Amounts in thousands, except per share data)	4/25/2015	4/26/2014	4/25/2015	4/26/2014
Sales	$374,938	$353,020	$1,425,395	$1,357,318
Cost of sales
Cost of goods sold	241,269	229,563	921,142	888,025
Restructuring	137	4,954	(239)	4,839
Total cost of sales	241,406	234,517	920,903	892,864
Gross profit	133,532	118,503	504,492	464,454
Selling, general and administrative expense	103,368	95,974	401,459	375,158
Restructuring	610	—	(132)	—
Operating income	29,554	22,529	103,165	89,296
Interest expense	115	137	523	548
Interest income	363	222	1,030	761
Income from Continued Dumping and Subsidy Offset Act, net	1,212	—	1,212	—
Other income, net	45	943	744	2,050
Income from continuing operations before income taxes	31,059	23,557	105,628	91,559
Income tax expense	10,979	8,597	36,954	31,383
Income from continuing operations	20,080	14,960	68,674	60,176
Income (loss) from discontinued operations, net of tax	400	(2,403)	3,297	(3,796)
Net income	20,480	12,557	71,971	56,380
Net income attributable to noncontrolling interests	(265)	(318)	(1,198)	(1,324)
Net income attributable to La-Z-Boy Incorporated	$20,215	$12,239	$70,773	$55,056

Net income attributable to La-Z-Boy Incorporated:
Income from continuing operations attributable to La-Z-Boy Incorporated	$19,815	$14,642	$67,476	$58,852
Income (loss) from discontinued operations	400	(2,403)	3,297	(3,796)
Net income attributable to La-Z-Boy Incorporated	$20,215	$12,239	$70,773	$55,056

Diluted weighted average shares	51,616	53,519	52,346	53,829

Diluted net income attributable to La-Z-Boy Incorporated per share:
Income from continuing operations attributable to La-Z-Boy Incorporated	$0.38	$0.27	$1.28	$1.09
Income (loss) from discontinued operations	0.01	(0.04)	0.06	(0.07)
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.39	$0.23	$1.34	$1.02

Dividends declared per share	$0.08	$0.06	$0.28	$0.20

LA-Z-BOY INCORPORATED

CONSOLIDATED BALANCE SHEET

	Unaudited As of
(Unaudited, amounts in thousands)	4/25/2015	4/26/2014
Current assets
Cash and equivalents	$98,302	$149,661
Restricted cash	9,636	12,572
Receivables, net of allowance of $4,622 at 4/25/15 and $12,368 at 4/26/14	158,548	152,614
Inventories, net	156,789	147,009
Deferred income taxes — current	11,255	15,037
Business held for sale	—	4,290
Other current assets	41,921	41,490
Total current assets	476,451	522,673
Property, plant and equipment, net	174,036	127,535
Goodwill	15,164	13,923
Other intangible assets	5,458	4,544
Deferred income taxes — long-term	35,072	32,430
Other long-term assets, net	68,423	70,190
Total assets	$774,604	$771,295

Current liabilities
Current portion of long-term debt	$397	$7,497
Accounts payable	46,168	56,177
Business held for sale	—	832
Accrued expenses and other current liabilities	108,326	102,876
Total current liabilities	154,891	167,382
Long-term debt	433	277
Other long-term liabilities	86,180	73,918
Contingencies and commitments	—	—
Shareholders’ equity
Preferred shares — 5,000 authorized; none issued	—	—
Common shares, $1 par value — 150,000 authorized; 50,747 outstanding at 4/25/15 and 51,981 outstanding at 4/26/14	50,747	51,981
Capital in excess of par value	270,032	262,901
Retained earnings	235,506	238,384
Accumulated other comprehensive loss	(32,139)	(31,380)
Total La-Z-Boy Incorporated shareholders’ equity	524,146	521,886
Noncontrolling interests	8,954	7,832
Total equity	533,100	529,718
Total liabilities and equity	$774,604	$771,295

LA-Z-BOY INCORPORATED

CONSOLIDATED STATEMENT OF CASH FLOWS

	Unaudited For the Fiscal Year Ended
(Unaudited, amounts in thousands)	4/25/2015	4/26/2014
Cash flows from operating activities
Net income	$71,971	$56,380
Adjustments to reconcile net income to cash provided by operating activities
(Gain) loss on disposal of assets	(499)	616
Gain on sale of investments	(214)	(300)
Write-down of long-lived assets	—	1,149
Deferred income tax expense (benefit)	1,030	(216)
Restructuring	(360)	8,071
Provision for doubtful accounts	(2,290)	(2,651)
Depreciation and amortization	22,283	23,182
Stock-based compensation expense	6,780	8,739
Change in receivables	(2,595)	3,337
Change in inventories	(7,644)	(9,444)
Change in other assets	4,154	(2,958)
Change in accounts payable	(5,206)	1,704
Change in other liabilities	(659)	3,223
Net cash provided by operating activities	86,751	90,832
Cash flows from investing activities
Proceeds from disposals of assets	9,061	2,233
Proceeds from sale of business	—	6,844
Capital expenditures	(70,319)	(33,730)
Purchases of investments	(40,327)	(54,233)
Proceeds from sales of investments	33,750	34,557
Acquisitions, net of cash acquired	(1,774)	(801)
Change in restricted cash	2,936	114
Net cash used for investing activities	(66,673)	(45,016)
Cash flows from financing activities
Payments on debt	(7,571)	(579)
Payments for debt issuance costs	(208)	—
Stock issued for stock and employee benefit plans	1,397	3,565
Excess tax benefit on stock option exercises	1,592	12,935
Purchases of common stock	(51,853)	(32,097)
Dividends paid	(14,513)	(10,514)
Net cash used for financing activities	(71,156)	(26,690)
Effect of exchange rate changes on cash and equivalents	(281)	(550)
Change in cash and equivalents	(51,359)	18,576
Cash and equivalents at beginning of period	149,661	131,085
Cash and equivalents at end of period	$98,302	$149,661

Supplemental disclosure of non-cash investing activities
Capital expenditures included in payables	$500	$5,303

LA-Z-BOY INCORPORATED

SEGMENT INFORMATION

	Unaudited For the Fiscal Quarter Ended		Unaudited For the Fiscal Year Ended
(Amounts in thousands)	4/25/2015	4/26/2014	4/25/2015	4/26/2014
Sales
Upholstery segment:
Sales to external customers	$264,647	$248,956	$990,237	$959,118
Intersegment sales	40,693	36,749	161,565	139,932
Upholstery segment sales	305,340	285,705	1,151,802	1,099,050
Casegoods segment:
Sales to external customers	23,344	24,756	98,886	97,095
Intersegment sales	2,558	2,485	10,827	9,657
Casegoods segment sales	25,902	27,241	109,713	106,752
Retail segment sales	86,693	78,797	333,978	298,642
Corporate and Other	254	511	2,294	2,463
Eliminations	(43,251)	(39,234)	(172,392)	(149,589)
Consolidated sales	$374,938	$353,020	$1,425,395	$1,357,318

Operating Income (Loss)
Upholstery segment	$35,300	$31,141	$121,403	$117,688
Casegoods segment	1,028	1,383	6,408	3,397
Retail segment	3,267	2,864	11,466	11,128
Restructuring	(747)	(4,954)	371	(4,839)
Corporate and Other	(9,294)	(7,905)	(36,483)	(38,078)
Consolidated operating income	$29,554	$22,529	$103,165	$89,296

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Amounts in thousands, except per share data)
Fiscal Quarter Ended	7/26/2014	10/25/2014	1/24/2015	4/25/2015
Sales	$326,980	$365,601	$357,876	$374,938
Cost of sales
Cost of goods sold	215,831	235,716	228,326	241,269
Restructuring	(357)	(10)	(9)	137
Total cost of sales	215,474	235,706	228,317	241,406
Gross profit	111,506	129,895	129,559	133,532
Selling, general and administrative expense	95,015	99,683	103,393	103,368
Restructuring	—	20	(762)	610
Operating income	16,491	30,192	26,928	29,554
Interest expense	132	145	131	115
Interest income	202	233	232	363
Income from Continued Dumping and Subsidy Offset Act, net	—	—	—	1,212
Other income (expense), net	(258)	152	805	45
Income from continuing operations before income taxes	16,303	30,432	27,834	31,059
Income tax expense	5,755	10,743	9,477	10,979
Income from continuing operations	10,548	19,689	18,357	20,080
Income from discontinued operations, net of tax	2,497	285	115	400
Net income	13,045	19,974	18,472	20,480
Net (income) loss attributable to noncontrolling interests	36	(445)	(524)	(265)
Net income attributable to La-Z-Boy Incorporated	$13,081	$19,529	$17,948	$20,215

Net income attributable to La-Z-Boy Incorporated:
Income from continuing operations attributable to La-Z-Boy Incorporated	$10,584	$19,244	$17,833	$19,815
Income from discontinued operations	2,497	285	115	400
Net income attributable to La-Z-Boy Incorporated	$13,081	$19,529	$17,948	$20,215

Diluted weighted average common shares	52,627	52,723	52,139	51,616
Diluted net income attributable to La-Z-Boy Incorporated per share:
Income from continuing operations attributable to La-Z-Boy Incorporated	$0.20	$0.36	$0.34	$0.38
Income from discontinued operations	0.05	0.01	—	0.01
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.25	$0.37	$0.34	$0.39

Dividends declared per share	$0.06	$0.06	$0.08	$0.08

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Amounts in thousands, except per share data)
Fiscal Quarter Ended	7/27/2013	10/26/2013	1/25/2014	4/26/2014
Sales	$305,502	$352,271	$346,525	$353,020
Cost of sales
Cost of goods sold	203,949	229,727	224,786	229,563
Restructuring	87	(142)	(60)	4,954
Total cost of sales	204,036	229,585	224,726	234,517
Gross profit	101,466	122,686	121,799	118,503
Selling, general and administrative expense	86,701	96,568	95,915	95,974
Operating income	14,765	26,118	25,884	22,529
Interest expense	136	133	142	137
Interest income	180	176	183	222
Other income (expense), net	537	(279)	849	943
Income from continuing operations before income taxes	15,346	25,882	26,774	23,557
Income tax expense	5,445	8,425	8,916	8,597
Income from continuing operations	9,901	17,457	17,858	14,960
Income (loss) from discontinued operations, net of tax	34	(440)	(987)	(2,403)
Net income	9,935	17,017	16,871	12,557
Net income attributable to noncontrolling interests	(345)	(273)	(388)	(318)
Net income attributable to La-Z-Boy Incorporated	$9,590	$16,744	$16,483	$12,239

Net income attributable to La-Z-Boy Incorporated:
Income from continuing operations attributable to La-Z-Boy Incorporated	$9,556	$17,184	$17,470	$14,642
Income (loss) from discontinued operations	34	(440)	(987)	(2,403)
Net income attributable to La-Z-Boy Incorporated	$9,590	$16,744	$16,483	$12,239

Diluted weighted average common shares	53,051	53,261	53,226	53,519
Diluted net income attributable to La-Z-Boy Incorporated per share:
Income from continuing operations attributable to La-Z-Boy Incorporated	$0.18	$0.32	$0.33	$0.27
Loss from discontinued operations	—	(0.01)	(0.02)	(0.04)
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.18	$0.31	$0.31	$0.23

Dividends declared per share	$0.04	$0.04	$0.06	$0.06